                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     240.14a-11(c) or 240.14a-12


                         WESTERN ASSET PREMIER BOND FUND
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                         WESTERN ASSET PREMIER BOND FUND

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 8, 2007

                                 --------------

To the Shareholders of
WESTERN ASSET PREMIER BOND FUND

     The Annual Meeting of Shareholders of Western Asset Premier Bond Fund (the "Fund") will be held in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California, on Tuesday, May 8, 2007 at 8:30 a.m., Pacific time, for the following purposes:

          (1) Electing seven Trustees to the Board of Trustees of the Fund; and

          (2) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Trustees has fixed the close of business on March 16, 2007 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                  By Order of the Board of Trustees

                                  Lisa G. Mrozek, Secretary

Pasadena, California
March 30, 2007

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         WESTERN ASSET PREMIER BOND FUND
                           385 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91101

                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Trustees of the Fund for use at the annual meeting of shareholders of the Fund to be held on May 8, 2007 at 8:30 a.m., Pacific time (the "Annual Meeting"), and at any adjournment thereof. At the Annual Meeting, shareholders of the Fund will be asked to consider the election of seven Trustees to the Board of Trustees of the Fund. This Proxy Statement and the form of proxy were first mailed to shareholders on or about April 4, 2007.

     The Board of Trustees has fixed the close of business on March 16, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the close of business on March 16, 2007, the Fund had issued and outstanding 11,466,519 common shares of beneficial interest, no par value ("Common Shares"), and 2,880 preferred shares of beneficial interest, no par value ("Preferred Shares" and, together with the Common Shares, the "Shares"). The Common Shares and Preferred Shares are the only classes of shares currently authorized by the Fund. As of the close of business on March 16, 2007, no person owned of record, or, to the Fund's knowledge, beneficially, more than five percent of the outstanding Shares of either class, except that Cede & Co., as nominee for participants in The Depository Trust Company, held of record 11,439,767 Common Shares (representing approximately 99.77% of the outstanding Common Shares) and all 2,880 outstanding Preferred Shares. Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001.

     Shareholders of the Fund as of the close of business on March 16, 2007 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, on each matter to which they are entitled to vote, with no cumulative voting rights.

     Holders of the Common Shares ("Common Shareholders") and holders of the Preferred Shares ("Preferred Shareholders") will vote as a single class on the election of five of the Trustees. Pursuant to the Fund's Bylaws and the Investment Company Act of 1940, as amended (the "1940 Act"), Preferred Shareholders, voting as a single class, have the right to elect two Trustees of the Fund. These Trustees are currently William E. B. Siart and Jaynie Miller Studenmund, each of whom will stand for re-election at the Annual Meeting. The Common Shareholders do not have the right to vote with respect to the election of Mr. Siart and Ms. Studenmund.

     Thirty percent of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the election of the nominees other than Mr. Siart and Ms. Studenmund. Thirty percent of the Preferred Shares entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the election of Mr. Siart and Ms. Studenmund as Trustees. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc. ("CFS"), which has been retained to assist shareholders in the voting process. For these services, the Fund will pay CFS a fee that is not expected to exceed $5,000. However, the exact cost will depend on the amount and types of services rendered. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of CFS, will be borne by the Fund.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

     James W. Hirschmann III, D. Daniel Fleet and Lisa G. Mrozek, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Messrs. Hirschmann and Fleet and Ms. Mrozek are each officers of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Trustees of the Board of Trustees' nominees listed in this proxy statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. Except where a different vote is required by any provision of law or the Declaration of Trust or Bylaws, a plurality of a quorum of the Shares necessary for the transaction of business at a shareholders' meeting will decide any question.

                              HOW TO SUBMIT A PROXY

     Shareholders of record may submit a proxy in respect of their shares by using any of the following methods:

     By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

     On the Internet. Submit a proxy by logging onto the Internet website listed on the proxy card. The proxy card should be in hand when submitting a proxy online. As with telephone proxy submission, simple instructions allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

     By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

     Please see the instructions on the enclosed card for telephone touch-tone proxy submission and Internet proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.

                                    PROPOSAL

                              ELECTION OF TRUSTEES

     Seven Trustees are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law and the rules of the New York Stock Exchange. Information about each nominee is set forth in the table below. Each of the nominees is presently a Trustee of the Fund.

     The Fund's Bylaws provide that the Board of Trustees will consist of such number of Trustees as may be fixed from time to time by a majority of the Trustees, which number is currently seven.

     It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of the nominees named below as Trustees of the Fund. Each of the nominees has agreed to serve if elected at the Annual Meeting. If any nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

     Information Regarding the Nominees. Information about the nominees is set forth below. No nominee serves as an officer of the Fund. The address of each nominee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101).


                                                                               NUMBER OF
                                                                                PORTFO-                         COMMON
                                                                                  LIOS                         SHARES OF
                                                                                IN FUND                        THE FUND
                                           TERM OF                             COMPLEX**        OTHER        BENEFICIALLY
                          POSITION(S)    OFFICE AND    PRINCIPAL OCCUPATIONS    OVERSEEN    DIRECTORSHIPS      OWNED ON
                           HELD WITH      LENGTH OF      DURING THE PAST 5         BY          HELD BY         MARCH 1,
NAME AND YEAR BORN            FUND      TIME SERVED*           YEARS            NOMINEE        NOMINEE           2007
------------------        -----------   ------------   ---------------------   ---------   ---------------   ------------


Ronald J. Arnault         Trustee       Served since   Retired.                    15            None                None
1943                      (1)(2)        2002
Anita L. DeFrantz         Trustee       Served since   President (1987-            15            None                None
1952                      (2)(3)        2002           present) and Director
                                                       (1990-present) of
                                                       Amateur Athletic
                                                       Foundation of Los
                                                       Angeles; President
                                                       and Director of Kids
                                                       in Sports (1994-
                                                       present); Member of
                                                       the International
                                                       Olympic Committee
                                                       (1986-present).
Avedick B. Poladian       Trustee       Served since   Executive Vice              15         California             None
1951                      (1)(2)        2007           President and Chief                  Pizza Kitchen,
                                                       Administrative                            Inc.
                                                       Officer of Lowe
                                                       Enterprises, Inc. and
                                                       Executive Vice
                                                       President and Chief
                                                       Operating Officer of
                                                       Lowe Enterprises Real
                                                       Estate Group (2003-
                                                       present); Partner,
                                                       Arthur Andersen, LLP
                                                       (1974-2002).
William E. B. Siart       Trustee and   Served since   Chairman of Walt            15            None                None
1946                      Chairman      2002           Disney Concert Hall,
                          (1)(2)(3)                    Inc. (1998-2006);
                                                       Chairman of Excellent
                                                       Education Development
                                                       (2000-present).

                                                                               NUMBER OF
                                                                                PORTFO-                         COMMON
                                                                                  LIOS                         SHARES OF
                                                                                IN FUND                        THE FUND
                                           TERM OF                             COMPLEX**        OTHER        BENEFICIALLY
                          POSITION(S)    OFFICE AND    PRINCIPAL OCCUPATIONS    OVERSEEN    DIRECTORSHIPS      OWNED ON
                           HELD WITH      LENGTH OF      DURING THE PAST 5         BY          HELD BY         MARCH 1,
NAME AND YEAR BORN            FUND      TIME SERVED*           YEARS            NOMINEE        NOMINEE           2007
------------------        -----------   ------------   ---------------------   ---------   ---------------   ------------

Jaynie Miller             Trustee       Served since   Chief Operating             15       aQuantive Inc.           None
Studenmund                (1)(3)        2004           Officer of Overture
1954                                                   Services, Inc. (2001-
                                                       2004); President and
                                                       Chief Operating
                                                       Officer of
                                                       Paymybills.com (2000-
                                                       2001).

                                                   Interested Nominees
R. Jay Gerken             Trustee       Served since   Managing Director of       171            None                None
1951                                    2006(4)        Legg Mason &Co., LLC,
                                                       Chairman, President
                                                       and Chief Executive
                                                       Officer of certain
                                                       mutual funds
                                                       associated with Legg
                                                       Mason & Co., LLC or
                                                       its affiliates (2005-
                                                       present); President
                                                       of Legg Mason
                                                       Partners Fund
                                                       Administration, LLC
                                                       ("LMPFA") (2006-
                                                       present); Chairman of
                                                       Smith Barney Fund
                                                       Management LLC and
                                                       Citi Fund Management
                                                       Inc. (2002-2005);
                                                       Chairman, President
                                                       and Chief Executive
                                                       Officer of Travelers
                                                       Investment Adviser,
                                                       Inc. (2002-2005).

                                                                               NUMBER OF
                                                                                PORTFO-                         COMMON
                                                                                  LIOS                         SHARES OF
                                                                                IN FUND                        THE FUND
                                           TERM OF                             COMPLEX**        OTHER        BENEFICIALLY
                          POSITION(S)    OFFICE AND    PRINCIPAL OCCUPATIONS    OVERSEEN    DIRECTORSHIPS      OWNED ON
                           HELD WITH      LENGTH OF      DURING THE PAST 5         BY          HELD BY         MARCH 1,
NAME AND YEAR BORN            FUND      TIME SERVED*           YEARS            NOMINEE        NOMINEE           2007
------------------        -----------   ------------   ---------------------   ---------   ---------------   ------------

Ronald L. Olson           Trustee       Since          Senior Partner of           15           Edison               None
1941                                    2005(5)        Munger, Tolles &                     International,
                                                       Olson LLP (a law                     City National
                                                       partnership) (1968-                   Corporation,
                                                       present)                             The Washington
                                                                                             Post Company
                                                                                            and Berkshire
                                                                                            Hathaway, Inc.



--------

   (1) Member of the Audit Committee of the Board of Trustees.

   (2) Member of the Executive and Contracts Committee of the Board of Trustees.

   (3) Member of the Governance and Nominating Committee of the Board of Trustees.

   (4) Mr. Gerken is an "interested person" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Fund's investment adviser, Western Asset Management Company (the "Investment Adviser").

   (5) Mr. Olson is an "interested person" (as defined above) of the Fund because his law firm has provided legal services to the Investment Adviser.

 * Each of the Trustees of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office.

** Each Trustee also serves as a Director for Western Asset Income Fund (closed-end investment company) and Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. The Investment Adviser and the Fund's subadviser, Western Asset Management Company Limited (the "Subadviser"), also serve as adviser and subadviser, respectively, to Western Asset Income Fund, and each serves as subadviser to one or more series of Western Asset Funds, Inc. In addition, Mr. Gerken serves as Director/Trustee to an additional 168 funds associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of the Investment Adviser.

     The following table states the dollar range of equity securities beneficially owned as of March 1, 2007 by each nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the nominee in the same "family of investment companies."


                                                 DOLLAR RANGE   AGGREGATE DOLLAR RANGE OF EQUITY
                                                  OF EQUITY     SECURITIES IN ALL FUNDS OVERSEEN
                                                SECURITIES IN    OR TO BE OVERSEEN BY NOMINEE IN
NAME OF NOMINEE                                    THE FUND      FAMILY OF INVESTMENT COMPANIES
---------------                                 -------------   --------------------------------


Ronald J. Arnault.............................       None               $10,001 - $50,000
Anita L. DeFrantz.............................       None               $10,001 - $50,000
Avedick B. Poladian...........................       None                            None
William E. B. Siart...........................       None              $50,001 - $100,000
Jaynie Miller Studenmund......................       None                            None
                                       Interested Nominees
R. Jay Gerken.................................       None                            None
Ronald L. Olson...............................       None               $10,001 - $50,000



     As of March 1, 2007, all Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding Common Shares or Preferred Shares of the Fund on such date.

     Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser, consisting of Messrs. Arnault, Poladian and Siart and Ms. Studenmund. Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, Subadviser and certain affiliates. The Trustees have adopted a written charter for the Audit Committee, a current copy of which is attached as Appendix A to this Proxy Statement. The Fund does not currently maintain a website on which the charter is available.

     The Audit Committee of the Fund has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund's independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61

(SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to its independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm.

     Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the audited financial statements for the last fiscal year in the Fund's annual report to shareholders.

                                        Ronald J. Arnault (Chairman)
                                        Avedick B. Poladian
                                        William E.B. Siart
                                        Jaynie Miller Studenmund

     Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser, consisting of Mses. DeFrantz and Studenmund and Mr. Siart. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a current copy of which is included as Appendix B to this Proxy Statement. The Fund does not currently maintain a website on which the charter is available.

     The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund's current Trustees, officers, Investment Adviser or Subadviser, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

     The policy of the Governance and Nominating Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund's procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Trustees.

     Executive and Contracts Committee. The Board of Trustees has established an Executive and Contracts Committee consisting of Messrs. Siart, Arnault, Poladian and Ms. DeFrantz. The Executive and Contracts Committee may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Fund and its affiliated persons.

     Meetings. During 2006, the Board of Trustees held five meetings, the Audit Committee held six meetings, the Governance and Nominating Committee held three meetings, and the Executive and Contracts Committee held four meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and the Committees of the Board of Trustees on which he or she served. The Fund also had a Compensation Committee that met one time in 2006 and was responsible for reviewing and making recommendations to the Board with respect to Trustee compensation for services to the Fund. As part of the Board's review of committee structure and functions, the Board dissolved the Compensation Committee in February 2007. It is currently expected that the Governance and Nominating Committee will be responsible for reviewing and making recommendations to the Board with respect to Trustee compensation. Although the Fund's policies do not require the Trustees to attend the Fund's annual shareholder meetings, annual meetings are generally held in connection with regularly scheduled meetings of the Board of Trustees. Each current Trustee except Messrs. Poladian and Gerken attended the Fund's annual shareholder meeting in May 2006; Messrs. Poladian and Gerken were not Trustees of the Fund at the time of the Fund's annual shareholder meeting in May 2006.

     Shareholder Communications. The Board of Trustees has adopted a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund's Secretary, at the principal executive offices of the Fund. The written communication must include the shareholder's name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date.

     Trustee Compensation. Each Trustee of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Subadviser receives an aggregate fee of $60,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Income Fund. Each Trustee also receives a fee of $7,500 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $25,000 per year for serving in such capacities. Each member of the Audit Committee receives a fee of $5,000 for serving as a member of the Audit Committee. Other committee members receive $2,500 for serving as a member of each committee upon which they serve. Committee members also receive a fee of $2,500 for participating in each telephonic committee meeting. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Income Fund according to each such investment company's average annual net assets. Additionally, Mr. Olson receives from the Investment Adviser an aggregate fee of $60,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Income Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting.

     For the fiscal year ended December 31, 2006, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Directors of other funds in the same "Fund Complex."


                                               PENSION OR RETIREMENT     ESTIMATED       TOTAL COMPENSATION
                               AGGREGATE        BENEFITS ACCRUED AS        ANNUAL      FROM THE FUND AND ITS
                           COMPENSATION FROM       PART OF FUND'S      BENEFITS UPON    FUND COMPLEX PAID TO
     NAME OF NOMINEE            THE FUND              EXPENSES           RETIREMENT         TRUSTEES(1)
     ---------------       -----------------   ---------------------   -------------   ---------------------


Ronald J. Arnault........        $5,364                  $0                  $0               $137,500
Anita L. DeFrantz........        $3,336                  $0                  $0               $107,500
Avedick B. Poladian(2)...        $    0                  $0                  $0               $      0
William E. B. Siart......        $5,480                  $0                  $0               $144,375
Jaynie M. Studenmund.....        $4,942                  $0                  $0               $112,500
                                             Interested Nominees
R. Jay Gerken............        $    0                  $0                  $0               $      0
Ronald L. Olson..........        $    0                  $0                  $0               $      0



--------

   (1) Includes amounts received in 2006 from the Fund and from Western Asset Income Fund and Western Asset Funds, Inc., which are considered part of the same Fund Complex as the Fund.

   (2) Mr. Poladian did not serve on the Board of Trustees/Directors of the Fund, Western Asset Funds, Inc. and Western Asset Income Fund during the fiscal year ended December 31, 2006.

     During 2006, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates.

     Required Vote. Except with respect to Mr. Siart and Ms. Studenmund, the Trustees of the Fund will be elected by a plurality vote of the Shares voted on the election of Trustees at the Annual Meeting, in person or by proxy. Mr. Siart and Ms. Studenmund will be elected by a plurality vote of the Preferred Shares (voting as a separate class) voted on their election at the Annual Meeting, in person or by proxy. The Trustees unanimously recommend that shareholders vote to elect each of the nominees listed above to the Board of Trustees.

                      INFORMATION CONCERNING THE INVESTMENT
                 ADVISER AND SUBADVISER AND THE FUND'S OFFICERS

     The Investment Adviser and the Subadviser are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Adviser's address is 385 East Colorado Boulevard, Pasadena, California 91101. The Subadviser's address is 10 Exchange Square, London, England EC2A2EN. Princeton Administrators, L.P., 800 Scudders Mill Road, Plainsboro NJ 08536, provides administrative services to the Fund.

     Information regarding the executive officers of the Fund and their ownership of Shares is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.


                                                                                                           COMMON
                                                                                                       SHARES OF THE
                                                    TERM OF OFFICE                                          FUND
                                                      AND LENGTH      PRINCIPAL OCCUPATION(S) DURING    BENEFICIALLY
                             POSITION(S) HELD           OF TIME                  THE PAST                 OWNED ON
NAME AND YEAR BORN               WITH FUND             SERVED(1)                 5 YEARS               MARCH 1, 2007
------------------       ------------------------   --------------   -------------------------------   -------------


James W. Hirschmann III          President          Served since     President of Legg Mason, Inc.          None
1960                                                2001             (2006-present); Director,
                                                                     President and Chief Executive
                                                                     Officer of the Investment
                                                                     Adviser (1999-2006); Director
                                                                     of the Subadviser (1999-2006);
                                                                     President of Western Asset
                                                                     Funds, Inc. and Western Asset
                                                                     Income Fund (1999-present).
D. Daniel Fleet               Vice President        Served since     President of the Investment            None
1957                                                2006             Adviser (2006-present); Vice
                                                                     President of Western Asset
                                                                     Income Fund and Western Asset
                                                                     Funds, Inc. (2006-present);
                                                                     Director of Risk Management of
                                                                     the Investment Adviser (1999-
                                                                     2006).

                                                                                                           COMMON
                                                                                                       SHARES OF THE
                                                    TERM OF OFFICE                                          FUND
                                                      AND LENGTH      PRINCIPAL OCCUPATION(S) DURING    BENEFICIALLY
                             POSITION(S) HELD           OF TIME                  THE PAST                 OWNED ON
NAME AND YEAR BORN               WITH FUND             SERVED(1)                 5 YEARS               MARCH 1, 2007
------------------       ------------------------   --------------   -------------------------------   -------------

S. Kenneth Leech              Vice President        Served since     Chief Investment Officer of the        None
1954                                                2001             Investment Adviser (1998-
                                                                     present); Vice President of
                                                                     Western Asset Funds, Inc.
                                                                     (1990-present) and Western
                                                                     Asset Income Fund (1998-
                                                                     present).
Marie K. Karpinski               Principal          Served since     Vice President, Legg Mason &           500
1949                           Financial and        2001             Co., LLC (2005-present); Vice
                                Accounting                           President and Chief Financial
100 Light Street                  Officer                            Officer (1986-present) and
Baltimore, MD 21202                                                  Treasurer (1986-2006) of all
                                                                     Legg Mason retail, open-end
                                                                     investment companies; Vice
                                                                     President, Legg Mason Wood
                                                                     Walker, Incorporated (1992-
                                                                     2005); Treasurer and Principal
                                                                     Financial and Accounting
                                                                     Officer of Western
                                                                     Asset/Claymore U.S. Treasury
                                                                     Inflation Protected Securities
                                                                     Fund (2003-present) and Western
                                                                     Asset/Claymore U.S. Treasury
                                                                     Inflation Protected Securities
                                                                     Fund 2 (2004-present);
                                                                     Principal Financial and
                                                                     Accounting Officer of Western
                                                                     Asset Funds, Inc. (1990-
                                                                     present) and Western Asset
                                                                     Income Fund (2001-present);
                                                                     Treasurer of the Western Asset
                                                                     Income Fund (2001-2006),
                                                                     Western Asset Funds, Inc.
                                                                     (1990-2006) and the Fund (2001-
                                                                     2006).

                                                                                                           COMMON
                                                                                                       SHARES OF THE
                                                    TERM OF OFFICE                                          FUND
                                                      AND LENGTH      PRINCIPAL OCCUPATION(S) DURING    BENEFICIALLY
                             POSITION(S) HELD           OF TIME                  THE PAST                 OWNED ON
NAME AND YEAR BORN               WITH FUND             SERVED(1)                 5 YEARS               MARCH 1, 2007
------------------       ------------------------   --------------   -------------------------------   -------------

Erin K. Morris                   Treasurer          Served since     Assistant Vice President and           None
1966                                                2006             Manager, Funds Accounting, Legg
                                                                     Mason & Co., LLC (2005-
100 Light Street                                                     present); Assistant Vice
Baltimore, MD 21202                                                  President of Legg Mason Wood
                                                                     Walker, Incorporated (2002-
                                                                     2005); Treasurer of Legg Mason
                                                                     Income Trust, Inc., Legg Mason
                                                                     Tax-Free Income Fund, Western
                                                                     Asset Funds, Inc. and Western
                                                                     Asset Income Fund (2006-
                                                                     present); Assistant Treasurer,
                                                                     Western Asset/Claymore U.S.
                                                                     Treasury Inflation Protected
                                                                     Securities Fund (2003-present)
                                                                     and Western Asset/Claymore U.S.
                                                                     Treasury Inflation Protected
                                                                     Securities Fund 2 (2004-
                                                                     present); Assistant Treasurer,
                                                                     the Fund, Western Asset Funds,
                                                                     Inc., Western Asset Income
                                                                     Fund, Legg Mason Income Trust,
                                                                     Inc. and Legg Mason Tax-Free
                                                                     Income Fund (2001-2006);
                                                                     Manager, Funds Accounting, Legg
                                                                     Mason Wood Walker, Incorporated
                                                                     (2000-2005).
Susan C. Curry                   Assistant          Served since     Director of Tax -- Mutual              None
1966                             Treasurer          2007             Funds, Legg Mason & Co., LLC
                                                                     (2005-present); Director of
125 Broad St.                                                        Tax -- Mutual Funds, Citigroup
New York, NY 10004                                                   (2004-2005); Assistant
                                                                     Treasurer, Western Asset Funds,
                                                                     Inc., Western Asset Income
                                                                     Fund, Western Asset/Claymore
                                                                     U.S. Treasury Inflation
                                                                     Protected Securities Fund and
                                                                     Western Asset/Claymore U.S.
                                                                     Treasury Inflation Protected
                                                                     Securities Fund 2 (2007-
                                                                     present); Partner, Deloitte &
                                                                     Touche (1990-2004).
Todd F. Kuehl            Chief Compliance Officer   Served since     Vice President, Legg Mason &           None
1969                                                2007             Co., LLC (2006-present); Chief
                                                                     Compliance Officer of Western
100 Light Street                                                     Asset/Claymore U.S. Treasury
Baltimore, MD 21202                                                  Inflation Protected Securities
                                                                     Fund, Western Asset/Claymore
                                                                     U.S. Treasury Inflation
                                                                     Protected Securities Fund 2,
                                                                     Western Asset Funds, Inc.,
                                                                     Western Asset Income Fund
                                                                     (2007-present) and Barrett
                                                                     Growth Fund and Barrett
                                                                     Opportunity Fund (2006-
                                                                     present); Branch Chief,
                                                                     Division of Investment
                                                                     Management, U.S. Securities and
                                                                     Exchange Commission (2002-
                                                                     2006).

                                                                                                           COMMON
                                                                                                       SHARES OF THE
                                                    TERM OF OFFICE                                          FUND
                                                      AND LENGTH      PRINCIPAL OCCUPATION(S) DURING    BENEFICIALLY
                             POSITION(S) HELD           OF TIME                  THE PAST                 OWNED ON
NAME AND YEAR BORN               WITH FUND             SERVED(1)                 5 YEARS               MARCH 1, 2007
------------------       ------------------------   --------------   -------------------------------   -------------

Lisa G. Mrozek                   Secretary          Served since     Senior Compliance Officer of           None
1962                                                2001             the Investment Adviser (1999-
                                                                     present); Secretary of Western
                                                                     Asset Funds, Inc. and Western
                                                                     Asset Income Fund (1999-
                                                                     present).


--------

   (1) Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

                  SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

     Proposals that shareholders wish to present to the 2008 Annual Meeting and to have included in the Fund's proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), must be delivered to the Secretary of the Fund not less than 120 days prior to April 4, 2008.

     Shareholders who wish to make a proposal at the 2008 Annual
Meeting -- other than one that will be included in the Fund's proxy materials -- should notify the Fund not less than 45 days prior to April 4, 2008.

     Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the 2008 annual meeting must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund no earlier than 90 days prior to May 8, 2008 and no later than 60 days prior to May 8, 2008.

     The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund's Declaration of Trust and Bylaws.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund's officers and Trustees, the Investment Adviser, the Subadviser, certain affiliates of the Investment Adviser or Subadviser, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2006, all such filing requirements were met.

                          ANNUAL REPORT TO SHAREHOLDERS

     The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2006 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset Premier Bond Fund, Attention: Investor Relations, 385 E. Colorado Boulevard, Pasadena, California 91101 or you may call 866-290-4386.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2007, and the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the meeting.

     The following table presents fees billed in each of the last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:


FISCAL YEAR ENDED    AUDIT FEES    AUDIT-RELATED FEES    TAX FEES    ALL OTHER FEES
-----------------    ----------    ------------------    --------    --------------


December 31, 2005      $23,000           $9,000           $1,050           $0
December 31, 2006      $34,900           $9,200           $1,100           $0


     "Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund's annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

     "Audit-Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for those years, including review of the rating agency compliance testing for the Fund's Preferred Shares.

     "Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

     "All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

     For the fiscal years ended December 31, 2005 and December 31, 2006, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $279,508 and $327,554, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

     Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since May 6, 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (a "Service Affiliate"), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No "Audit-Related Fees," "Tax Fees" and "Other Fees" set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X. PricewaterhouseCoopers LLP billed "Audit-Related Fees" in the amount of $127,460 and $145,000, respectively, for non-audit services (a SAS 70 audit to review and test operating effectiveness of controls placed in operation for the Investment Adviser and a review of the Investment Adviser's Australian Superannuation Circular) that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal years ended December 31, 2005 and December 31, 2006. PricewaterhouseCoopers LLP did not bill any "Tax Fees" or "All Other Fees" that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal years ended December 31, 2005 or December 31, 2006.

     The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                   ADJOURNMENT

     In the absence of a quorum at the Annual Meeting, or (even if a quorum is so present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournments with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

                                 OTHER BUSINESS

     The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

                                  By Order of the Board of Trustees

                                  Lisa G. Mrozek, Secretary

March 30, 2007

                                   APPENDIX A

                            WESTERN ASSET INCOME FUND
                            WESTERN ASSET FUNDS, INC.
                  WESTERN ASSET PREMIER BOND FUND (THE "FUNDS")

                             AUDIT COMMITTEE CHARTER

                        REVISED AS OF SEPTEMBER 13, 2005

     The respective Boards of Directors/Trustees (each a "Board") of Western Asset Income Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund have adopted this Charter to govern the activities of the Audit Committee of the Boards with respect to their oversight of the Funds. This Charter applies separately to each Fund and its Board and Audit Committee, and shall be interpreted accordingly.

     The Audit Committee of the Board shall be comprised entirely of "independent" Directors/Trustees, as such term is interpreted for purposes of
Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange (the "Exchange"). The Audit Committee shall have at least three members, who shall collectively satisfy the independence and expertise requirements of the Exchange.

     The purposes of the Audit Committee shall be:

          (a) to assist with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors;

          (b) to oversee generally the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and, as appropriate, the internal controls of certain service providers;

          (c) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof;

          (d) to act as a liaison between the Fund's independent auditors and the full Board; and

          (e) to oversee the preparation of the report required by applicable rules of the Securities and Exchange Commission to be included in the annual proxy statements of Western Asset Income Fund and Western Asset Premier Bond Fund.

     To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

          (a) be directly responsible for the appointment, termination, compensation, and oversight of the work of the independent auditors engaged by the Fund for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall have ultimate authority for all audit engagement fees and terms. The Board and the Fund's shareholders shall have such rights to approve, ratify and replace the Fund's independent auditors as are provided by applicable law.

          (b) consider the independence of the Fund's independent auditors, and in connection therewith to obtain at least annually formal written reports from the auditors regarding the auditors' independence, including a delineation of all relationships between the auditors and the Fund, discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

          (c) meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit; (iii) to consider the independent auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and the responses of LM Fund Adviser, Inc. ("LMFA"), Western Asset Management Company ("Western Asset"), and Western Asset Management Company Limited ("WAML," and together with LMFA and Western Asset, the "Managers"), as applicable, thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and the Fund's shareholders.

          (d) discuss with management and the independent auditors the Fund's annual financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance.

          (e) discuss with management the Fund's semi-annual financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance.

          (f) review major issues regarding accounting principles and financial statement presentations, including, to the extent applicable: (A) any significant changes in management's selection or application of accounting principles for the Fund, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditors setting forth significant reporting issues and judgments made in connection with the preparation of the Fund's financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Fund's financial statements.

          (g) consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Managers or the auditors.

          (h) pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified in a timely manner of each such service.

          (i) establish procedures for (A) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters, and (B) the confidential, anonymous submission by employees of the Fund, the Fund's investment adviser(s), administrator, principal underwriter (if any) or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters.

          (j) if and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

          (k) obtain and review at least annually a report from the independent auditors describing (i) the independent auditors' internal quality-control procedures and (ii) any material issues raised by the independent auditors' most recent internal quality-control review or peer review or by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the independent auditors, and any steps taken to address any such issues.

          (l) review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

          (m) discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information and earnings guidance provided by management to analysts or rating agencies. The Audit Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

          (n) discuss with management its guidelines and policies with respect to risk assessment and risk management.

          (o) review such other matters or information that it believes may be relevant to the auditors, the audit engagement or the Fund's financial policies and procedures or internal accounting controls.

          (p) report its activities to the full Board on a regular basis.

     The Audit Committee shall also have the power to make such recommendations with respect to the above and other matters as it may deem necessary or appropriate.

     The Audit Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Audit Committee with respect to Western Asset Income Fund or Western Asset Funds, Inc. may be taken without a meeting if all members of the Committee consent thereto in writing. Any action of the Audit Committee with respect to Western Asset Premier Bond Fund may be taken without a meeting if at least a majority of the members of the Audit Committee consent thereto in writing.

     At least annually, the Audit Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall regularly meet with the Treasurer of the Fund and may seek to meet with internal auditors, if any, for the Managers as circumstances warrant.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants. The Fund shall provide the necessary funding, as determined by the Audit Committee, to compensate the Fund's independent auditors and any advisers employed by the Audit Committee, as well as for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may request any officer or employee of the Fund or of any of the Fund's service providers or the Fund's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

     Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Managers or the Fund's independent auditors. The function of the Audit Committee shall be oversight; it shall be the responsibility of the Managers to maintain appropriate systems for accounting and internal control; the independent auditors' responsibility to plan and carry out a proper audit and report thereon to the Board and shareholders, as required by law; and management's and the independent auditors' responsibility to determine that the Fund's financial statements are accurate and complete and in accordance with generally accepted accounting principles. Members of the Audit Committee are not employees of a Fund and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

     The Audit Committee shall assess its own performance at least annually.

                                   APPENDIX B

                            WESTERN ASSET INCOME FUND
                            WESTERN ASSET FUNDS, INC.
                         WESTERN ASSET PREMIER BOND FUND

                   GOVERNANCE AND NOMINATING COMMITTEE CHARTER

                             AS OF FEBRUARY 10, 2004

Purposes and Organization

     The purpose of the Governance and Nominating Committee of the respective Boards of Directors/Trustees (each a "Board") of Western Asset Income Fund, Western Asset Funds, Inc., and Western Asset Premier Bond Fund (each a "Fund") is to review matters pertaining to the composition, committees, and operations of the Boards. Members of the Committee may not be "interested persons" of a Fund, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").(*) This Charter applies separately to each Fund and its Governance and Nominating Committee, and shall be interpreted accordingly. The Committee shall have the following duties and powers:

          (1) To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

          (2) To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

          (3) To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities.

     The Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee with respect to Western Asset Income Fund or Western Asset Funds, Inc. may be taken without a meeting if all members of the Committee consent thereto in writing. Any action of the Committee with

----------
(*) As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

respect to Western Asset Premier Bond Fund may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

Qualifications for Director/Trustee Nominees

     The Committee requires that Director/Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

Identification of Nominees

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) a Fund's current Directors/Trustees, (ii) a Fund's officers, (iii) a Fund's investment adviser(s), (iv) a Fund's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Funds to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

     The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

                                                                      APPENDIX A

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

                            (As of February 10, 2004)

     A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

     1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

     2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

     3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director/trustee nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a director/trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

WESTERN ASSET PREMIER BOND FUND




                                    ELECTRONIC VOTING INSTRUCTIONS

                                    YOU CAN VOTE BY INTERNET OR TELEPHONE!
                                    AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

                                    Instead of mailing your proxy, you may
                                    choose one of the two voting methods
                                    outlined below to vote your proxy.

                                    VALIDATION DETAILS ARE LOCATED BELOW IN THE
                                    TITLE BAR.

                                    PROXIES SUBMITTED BY THE INTERNET OR
                                    TELEPHONE MUST BE RECEIVED BY 11:59 P.M.,
                                    EASTERN TIME, ON MAY 7, 2007.

                                    [INTERNET]   VOTE BY INTERNET

                                                 -       Log on to the Internet
                                                         and go to
                                                         WWW.INVESTORVOTE.COM

                                                 -       Follow the steps
                                                         outlined on the secured
                                                         website.

                                    [PHONE]      VOTE BY TELEPHONE

                                                 -       Call toll free 1-800-
                                                         652-VOTE (8683) within
                                                         the United States,
                                                         Canada & Puerto Rico
                                                         any time on a touch
                                                         tone telephone. There
                                                         is NO CHARGE to you for
                                                         the call.

                                                 -       Follow the instructions
                                                         provided by the
                                                         recorded message.

Using a BLACK INK pen, mark
your votes with an X as
shown in this example. Please
do not write outside the
designated areas.              [X]

-------------------------------------------------------------------------------
                                                                        -------
ANNUAL MEETING PROXY CARD                123456        C0123456789       12345
                                                      -------------     -------
-------------------------------------------------------------------------------
     - _IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -
-------------------------------------------------------------------------------


A ELECTION OF TRUSTEES

                         FOR   WITHHOLD                               FOR   WITHHOLD                        FOR   WITHHOLD
01 - RONALD J. ARNAULT   [ ]     [ ]       02 - ANITA L. DEFRANTZ     [ ]     [ ]       03 - R. JAY GERKEN  [ ]      [ ]      +

04 - RONALD L. OLSON     [ ]     [ ]       05 - AVEDICK B. POLADIAN   [ ]     [ ]



With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS TRUSTEES OF THE NOMINEES OF THE BOARD OF TRUSTEES.


B NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new address below.          COMMENTS -- Please print your comments below.
--------------------------------------------------------      --------------------------------------------------------


--------------------------------------------------------      --------------------------------------------------------

C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE
COUNTED. -- DATE AND SIGN BELOW

Please sign this Proxy exactly as your name(s) appear(s) above. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Date (mm/dd/yyyy) -- Please print date below.                 Signature 1 -- Please keep signature within the box.
--------------------------------------------------------      --------------------------------------------------------


--------------------------------------------------------      --------------------------------------------------------

Signature 2 -- Please keep signature within the box
--------------------------------------------------------


--------------------------------------------------------

WESTERN ASSET PREMIER BOND FUND

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Fund that requires your immediate attention and approval. This matter is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 8, 2007.

Thank you in advance for your prompt consideration of this matter.

Sincerely,



Western Asset Premier Bond Fund





     - IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
PROXY -- WESTERN ASSET PREMIER BOND FUND
-------------------------------------------------------------------------------

COMMON SHARES
ANNUAL MEETING OF SHAREHOLDERS - MAY 8, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
TRUSTEES OF WESTERN ASSET PREMIER BOND FUND

The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Mrozek and D. Daniel Fleet, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset Premier Bond Fund, a Massachusetts business trust (the "Fund"), to be held in the Board Room, Fifth Floor, 385 E. Colorado Blvd., Pasadena, California, on May 8, 2007, at 8:30 a.m., Pacific time, and at any adjournments thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

WESTERN ASSET PREMIER BOND FUND


Using a BLACK INK pen, mark your votes with
an X as shown in this example. Please do not    [X]
write outside the designated areas.


-------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
-------------------------------------------------------------------------------
   - PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                           IN THE ENCLOSED ENVELOPE -
-------------------------------------------------------------------------------

A  ELECTION OF TRUSTEES

                         FOR   WITHHOLD                              FOR   WITHHOLD                             FOR   WITHHOLD
01 - RONALD J. ARNAULT   [ ]     [ ]      02 - ANITA L. DEFRANTZ     [ ]     [ ]      03 - R. JAY GERKEN        [ ]     [ ]      +

04 - RONALD L. OLSON     [ ]     [ ]      05 - AVEDICK B. POLADIAN   [ ]     [ ]      06 - WILLIAM E.B. SIART   [ ]     [ ]

07 - JAYNIE MILLER       [ ]     [ ]
     STUDENMUND


With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS TRUSTEES OF THE NOMINEES OF THE BOARD OF TRUSTEES.



B  NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new address below.          COMMENTS -- Please print your comments below.
--------------------------------------------------------      --------------------------------------------------------

--------------------------------------------------------      --------------------------------------------------------

C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign this Proxy exactly as your name(s) appear(s) above. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) -- Please print date below.                 Signature 1 -- Please keep signature within the box.
--------------------------------------------------------      --------------------------------------------------------

--------------------------------------------------------      --------------------------------------------------------

Signature 2 -- Please keep signature within the box.
--------------------------------------------------------

--------------------------------------------------------

WESTERN ASSET PREMIER BOND FUND

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Fund that requires your immediate attention and approval. This matter is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 8, 2007.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset Premier Bond Fund





    - PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                          IN THE ENCLOSED ENVELOPE. -
-------------------------------------------------------------------------------





-------------------------------------------------------------------------------
PROXY -- WESTERN ASSET PREMIER BOND FUND
-------------------------------------------------------------------------------


PREFERRED SHARES
ANNUAL MEETING OF SHAREHOLDERS - MAY 8, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
TRUSTEES OF WESTERN ASSET PREMIER BOND FUND

The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Mrozek and D. Daniel Fleet, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset Premier Bond Fund, a Massachusetts business trust (the "Fund"), to be held in the Board Room, Fifth Floor, 385 E. Colorado Blvd., Pasadena, California, on May 8, 2007, at 8:30 a.m., Pacific time, and at any adjournments thereof, and thereat to vote as indicated all preferred shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.